SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): December 27, 2006

CWHEQ Home Equity Loan Trust, Series 2006-I
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-132375-13

CWHEQ, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132375

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4500 Park Granada
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Filing of Certain Materials

The financial statements of Financial Security Assurance Inc. which appear in Exhibit 99.1 of Financial Security Assurance Holdings Ltd. Annual Report on Form 10-K for the year ended December 31, 2005, incorporated by reference in the prospectus supplement relating to CWHEQ, Inc. regarding CWHEQ Revolving Home Equity Loan Asset Backed Notes, Series 2006-I, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Vice President

Dated: December 27, 2006

Exhibit Index

Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.